Putnam
International
Capital Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

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[SCALE LOGO OMITTED]

From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 18, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, international markets significantly outpaced the gains of U.S. stocks, and enjoyed the added benefit of currency appreciation. Interestingly, European stocks enjoyed the greatest gains, though this region had the weakest economic growth rates -- well below the pace of expansion in the United States. We believe that this highlights an important lesson about the unpredictable nature of financial markets. It also demonstrates the benefits of maintaining a well-diversified portfolio that can harness gains from companies in many regions of the world.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for managing both the opportunities and risks in international markets.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005

Report from Fund Management

Fund highlights

 * For the six months ended February 28, 2005, Putnam International
   Capital Opportunities Fund's class A shares had a total return of 28.17% without sales charges.

 * The fund's benchmark, S&P/Citigroup World   Ex-U.S. Extended Market
   Index (EMI), returned 27.72% for the period.

 * The average return for the fund's Lipper peer group, the International Small/Mid-Cap Core Funds category, was 23.67%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

International markets continued to move in a positive direction during the six months ended February 28, 2005, the first half of your fund's fiscal year. International stocks outpaced U.S. stocks in the period, and offered investors the added benefit of foreign currency appreciation, particularly that of the euro and several Asian currencies, relative to the dollar. Your fund's results at net asset value (NAV, without sales charges) outperformed those of its benchmark and the average for the fund's Lipper peer group. We attribute this success chiefly to our team's effective stock selection, as well as foreign currency exposures. Stock holdings in the steel and automobile sectors, in particular, as well as exposure to South Korea, contributed some of the best results.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 2/28/05
--------------------------------------------------
Class A
(inception 12/28/95)              NAV         POP
--------------------------------------------------
6 months                        28.17%      21.47%
--------------------------------------------------
1 year                          28.74       21.97
--------------------------------------------------
5 years                        -15.89      -20.31
Annual average                  -3.40       -4.44
--------------------------------------------------
Life of fund                   260.85      241.95
Annual average                  15.03       14.35
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For portions of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund's management team looks for stocks that offer a combination of growth potential and attractive valuations. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.

Market overview

Most international markets have continued to enjoy benign economic conditions during the past six months. In many developing markets, the rate of economic expansion has been more rapid and more balanced than in the United States. China posted a growth rate of 9.5% in the final three months of calendar year 2004, a rate which represented little change from earlier in the year, and thereby dispelled any concerns about a slowdown. Singapore's economy grew 6.5% in the final three quarters of 2004. By comparison, Japan's economy grew only 0.5% in the same period, but this reflected an improvement over its slowdown earlier in the year.

Economic expansion has also been somewhat sluggish in Continental Europe. France and Germany, which have larger economies, struggled to maintain positive growth rates as unemployment rose to double-digit levels. The United Kingdom was one of the stronger economies, with growth of approximately 3%. Smaller markets, such as Spain and Ireland, also expanded.

In these conditions, we see a variety of opportunities. Asian markets offer brisk growth and, in our view, more valuation opportunities because they are less efficient in terms of investment analysis -- we identified many stocks priced attractively based on global comparisons. We believe the developed markets of Europe, as well as Japan, have the potential to accelerate, thanks to interest rates that are currently lower than those in the United States. Interest rates influence the cost of capital for the small- and mid-cap stocks your fund targets and we monitor these costs as part of our fundamental stock research. High interest rates can constrain the cash flow of the companies whose stock the fund holds. Fortunately, interest rates have remained at low levels, which helps support growth in international markets. We also note that companies with strong cash flows, which we generally favor, generally outperformed companies with weaker cash flows during the period.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Extended Market Index (EMI)
(international stocks of small companies)                              27.72%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 21.18%
-------------------------------------------------------------------------------
Russell 2500 Index (stocks of small and midsize companies)             17.14%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.99%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.26%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.61%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        7.37%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/28/05.
-------------------------------------------------------------------------------

Strategy overview

Our stock selection process emphasizes identifying companies that generate generous sums of free cash flow from their business operations after all costs and expenses are taken into account. This is called cash flow yield. We compare stocks to find those that have high and sustainable cash flow yields along with what we consider low stock prices relative to these yields. We use this approach because, historically, stocks with these characteristics have delivered strong long-term performance. While this type of stock cannot be expected to deliver consistently strong results over short timeframes, such as a six-month period, during this past six-month period they were, in fact, solid performers.

Although we do not invest based on a forecast of which sectors or markets will outperform, our stock selections typically lead to country overweights and underweights relative to the fund's benchmark index. During the period, your fund had overweight positions in the markets of Japan and South Korea. In Japan, we are finding an increasing number of companies focusing on delivering earnings to shareholders, and in South Korea we found many stocks that we regarded as undervalued. The notable market underweight positions were France, the United Kingdom, and the Netherlands, where strong performance of small companies in recent years has left fewer stocks with upside potential, in our view. Sector allocations relative to the index are also affected by our stock selections. For example, during the period the fund had overweight positions in consumer discretionary, basic materials, and energy stocks, and an underweight in industrial stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                        as of 8/31/04         as of 2/28/05

Japan                      25.1%                 25.2%

United Kingdom             17.2%                 16.5%

Canada                      5.8%                  6.8%

Germany                     4.1%                  6.4%

South Korea                 5.5%                  6.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund holdings affected performance

Although the fund had an underweight position in industrial companies, several holdings in this sector delivered strong results. Among the fund's larger holdings, and one of the larger overweights relative to the benchmark, was Samsung Heavy Industries. This South Korean company, part of the larger Samsung conglomerate, focuses on manufacturing semiconductors for computers. The semiconductor industry has had its ups and downs in recent months. Increasing demand and firmer pricing caused many companies to invest in new production capacity, which subsequently led to forecasts of price wars and falling profits. The fact that Samsung Heavy Industries continued to perform well in such an environment confirms our view that it is one of the dominant companies in this industry. Also in the industrials sector was Stork, a Dutch conglomerate, which was one of the portfolio's top performers on an absolute return basis. An industrial stock that contributed negatively to results was Kansai Paint of Japan. We regard the performance of Kansai Paint to be a case of other investors taking profits, and we continue to hold the stock because we believe it is attractively valued and has the potential to perform well in the next year or two.

We had uneven results from holdings in the steel industry. INI Steel, another South Korean company, contributed positively to performance, but Dofasco, a Canadian steel manufacturer, underperformed. The difference in results can be attributed to demand for steel in China. As a Korean company, INI Steel is in close proximity to China and is benefiting from that nation's demand. Dofasco was restrained a bit by the relative strength of the Canadian dollar. Both companies continue to operate well on a fundamental basis and we continue to hold both stocks.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 2/28/05]

TOP INDUSTRY WEIGHTINGS AS OF 2/28/05

Metals                 8.0%

Banking                7.8%

Retail                 7.2%

Insurance              6.0%

Pharmaceuticals        5.9%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will very over time.

The performance of holdings in the telecommunications sector also varied. Mobilcom, a reseller of telephone equipment based in Germany, had strong performance. In Sweden, Tele2 had negative results. Tele2 offers fixed and wireline telecommunications services throughout Europe, but the stock struggled in a period when larger telecommunications stocks outperformed.

In the financial sector, the fund enjoyed strong performance from the London Stock Exchange. This stock appreciated because the exchange itself was the object of a takeover bid by Germany's Deutsche Boerse. We sold the stock at a profit when it reached what we considered full valuation in the middle of the takeover attempt.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 2/28/05)

 1 Depfa Bank PLC (2.1%)
   Ireland
   Banking

 2 Continental AG (2.1%)
   Germany
   Tire and rubber

 3 INI Steel (1.9%)
   South Korea
   Metals

 4 BlueScope Steel, Ltd. (1.8%)
   Australia
   Metals

 5 Northern Rock PLC (1.6%)
   United Kingdom
   Banking

 6 SKF AB Class B (1.6%)
   Sweden
   Manufacturing

 7 Baloise Holding, Ltd. (1.6%)
   Switzerland
   Insurance

 8 Yamaha Motor Co., Ltd. (1.5%)
   Japan
   Automotive

 9 William Hill PLC (1.4%)
   United Kingdom
   Gaming and lottery

10 HMV Group PLC (1.4%)
   United Kingdom
   Retail

Footnote reads:
The fund's holdings will change over time.

Consumer staples companies also underperformed the broader market, largely because mixed economic news, including higher oil prices, sparked investor concerns about the outlook for consumer spending. Two holdings hurt by this downtrend were Billerud of Sweden, a paper company, and Uni-Charm of Japan, which makes sanitary paper products. We continue to hold both stocks. We consider Uni-Charm to be particularly well positioned for growth because of demand for its products from other Asian markets, where favorable demographics and rising income should sustain demand for disposable diapers and sanitary products. Although Uni-Charm faces competition from large multinationals, we believe the company's strategic focus and technical capabilities should allow it to compete effectively.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We have confidence that the companies held in the portfolio are well positioned to deliver strong cash flows and earnings. We avoid making predictions for the overall economy and instead try to identify what we consider to be companies that can compete well regardless of economic growth rates. One feature of current business conditions in international markets that we consider advantageous is that interest rates outside the United States are relatively low and generally steady. Australia and China are minor exceptions -- Australia's central bank raised interest rates in February to defuse the inflationary pressures caused by its booming commodity exports, and China has sought to check its runaway growth by restraining lending activity. However, these moves are unlikely to raise the cost of capital for many companies in our universe. We continue to research companies one by one, and are particularly focused on Japan and South Korea, where we have been identifying many attractive stocks. In Europe, we are also looking closely at the United Kingdom, France, and the Netherlands to make sure our underweight positions in those markets continue to make sense. In closing, we would also note that, after several years in a row in which small-cap stocks have outperformed large caps in international markets, there may be a shift in this trend; looking ahead, small caps may begin to lag the broader market. This would fit historical market patterns, but it does not undermine the case for maintaining exposure to international small-cap stocks, which offer attractive long-term return potential, as part of a diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader of the fund. Fabrice Bay, Randy Farina, John Ferry, and Karan Sodhi are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for February 28, 2005, and February 29, 2004.



---------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
---------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -     $50,001-     $100,001 -     $500,001 -  $1,000,001
                    Year     $0     $10,000     $50,000      $100,000      $500,000     $1,000,000      and over
---------------------------------------------------------------------------------------------------------------
Joseph Joseph       2005                                                                                    *
---------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                                      *
---------------------------------------------------------------------------------------------------------------
Fabrice Bay         2005                                        *
---------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                        *
---------------------------------------------------------------------------------------------------------------
Randy Farina        2005                                        *
---------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
---------------------------------------------------------------------------------------------------------------
John Ferry          2005                                        *
---------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
---------------------------------------------------------------------------------------------------------------
Karan Sodhi         2005                           *
---------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
---------------------------------------------------------------------------------------------------------------


N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/29/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,400,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam Capital Opportunities
Fund.

Joseph Joseph, Fabrice Bay, Randy Farina, John Ferry, and Karan Sodhi may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended February 28, 2005, Randy Farina and Karan Sodhi became Portfolio Members of your fund, and Portfolio Members Andrew Graham and Ronald Hua left your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005, and February 29, 2004.


-------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -    $50,001-    $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
-------------------------------------------------------------------------------------------------
Philippe Bibi                       2005     *
-------------------------------------------------------------------------------------------------
Chief Technology Officer            2004     *
-------------------------------------------------------------------------------------------------
John Boneparth                      2005                                                     *
-------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004                                                     *
-------------------------------------------------------------------------------------------------
Joshua Brooks                       2005     *
-------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-------------------------------------------------------------------------------------------------
Kevin Cronin                        2005     *
-------------------------------------------------------------------------------------------------
Head of Investments                  N/A
-------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
-------------------------------------------------------------------------------------------------
President and CEO                   2004     *
-------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005                           *
-------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
-------------------------------------------------------------------------------------------------
Steven Krichmar                     2005                                       *
-------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
-------------------------------------------------------------------------------------------------
Francis McNamara, III               2005              *
-------------------------------------------------------------------------------------------------
General Counsel                      N/A
-------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                     *
-------------------------------------------------------------------------------------------------
Head of Retail Management           2004     *
-------------------------------------------------------------------------------------------------
Richard Robie, III                  2005     *
-------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
-------------------------------------------------------------------------------------------------
Edward Shadek                       2005                                                     *
-------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-------------------------------------------------------------------------------------------------


N/A indicates the individual was not a member of Putnam's Executive Board as of 2/29/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/28/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)            (12/28/95)            (10/30/96)             (7/26/99)            (10/30/96)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                  28.17%     21.47%     27.73%     22.73%     27.67%     26.67%     27.83%     23.37%     28.06%
---------------------------------------------------------------------------------------------------------------------------
1 year                    28.74      21.97      27.79      22.79      27.79      26.79      28.07      23.61      28.56
---------------------------------------------------------------------------------------------------------------------------
5 years                  -15.89     -20.31     -19.02     -20.60     -19.01     -19.01     -17.96     -20.83     -16.76
Annual average            -3.40      -4.44      -4.13      -4.51      -4.13      -4.13      -3.88      -4.56      -3.60
---------------------------------------------------------------------------------------------------------------------------
Life of fund             260.85     241.95     236.88     236.88     237.05     237.05     244.60     232.53     253.45
Annual average            15.03      14.35      14.17      14.17      14.17      14.17      14.45      14.01      14.77
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For portions of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


--------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/05
--------------------------------------------------------------------
                            S&P/Citigroup     Lipper International
                             World Ex-U.S.       Small/Mid-Cap
                            Extended Market      Core Funds
                             Index (EMI)       category average*
--------------------------------------------------------------------
6 months                        27.72%              23.67%
--------------------------------------------------------------------
1 year                          27.85               22.60
--------------------------------------------------------------------
5 years                         44.74               52.60
Annual average                   7.68                7.88
--------------------------------------------------------------------
Life of fund                    97.93              195.91
Annual average                   7.73               12.27
--------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 2/28/05, there were 49, 49, 25, and 7 funds, respectively, in this Lipper category.


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/05
-----------------------------------------------------------------------------------------------------
                             Class A        Class B        Class C        Class M        Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)            1              1              1              1              1
-----------------------------------------------------------------------------------------------------
Income                         $0.344         $0.178         $0.168         $0.227         $0.372
-----------------------------------------------------------------------------------------------------
Total                          $0.344         $0.178         $0.168         $0.227         $0.372
-----------------------------------------------------------------------------------------------------
Share value:               NAV        POP       NAV            NAV      NAV        POP       NAV
-----------------------------------------------------------------------------------------------------
8/31/04                   $20.47     $21.60   $19.96         $20.22    $20.23     $20.96    $20.45
-----------------------------------------------------------------------------------------------------
2/28/05                    25.86      27.29    25.30          25.63     25.61      26.54     25.78
-----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)            (12/28/95)            (10/30/96)             (7/26/99)            (10/30/96)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                  17.17%     11.02%     16.76%     11.76%     16.74%     15.74%     16.89%     12.78%     17.09%
---------------------------------------------------------------------------------------------------------------------------
1 year                    30.87      23.98      29.94      24.94      29.87      28.87      30.17      25.62      30.66
---------------------------------------------------------------------------------------------------------------------------
5 years                   -0.44      -5.65      -4.14      -6.02      -4.07      -4.07      -2.87      -6.28      -1.50
Annual average            -0.09      -1.16      -0.84      -1.23      -0.83      -0.83      -0.58      -1.29      -0.30
---------------------------------------------------------------------------------------------------------------------------
Life of fund             240.20     222.38     217.97     217.97     218.11     218.11     225.09     213.70     233.30
Annual average            14.56      13.88      13.70      13.70      13.71      13.71      13.98      13.53      14.30
---------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from September 1, 2004, to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 2/28/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $9.28     $13.50     $13.49     $12.09     $10.69
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,281.70  $1,277.30  $1,276.70  $1,278.30  $1,280.60
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2005, use the calculation method below. To find the value of your investment on September 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 09/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                        Total
Value of your                                Expenses paid           expenses
investment on 9/1/04  [DIV]    $1,000   X    per $1,000             =   paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $9.28 (see table above)  = $92.80
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
2/28/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $8.20     $11.93     $11.93     $10.69      $9.44
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,016.66  $1,012.94  $1,012.94  $1,014.18  $1,015.42
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average expenses of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.64%      2.39%      2.39%      2.14%      1.89%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                    1.71%      2.46%      2.46%      2.21%      1.96%
------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.


------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam International
Capital Opportunities
Fund                         68%        93%        91%       203%       144%
------------------------------------------------------------------------------
Lipper International Small/
Mid-Cap Core Funds
category average             63%        55%        68%        73%        50%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       4.00

Int'l stock
fund average           3.34

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
February 28, 2005 (Unaudited)

Common stocks (98.4%) (a)
Number of shares                                                          Value

Australia (3.1%)
-------------------------------------------------------------------------------
        27,523 Adelaide Bank, Ltd.                                     $236,115
        47,329 Ansell, Ltd.                                             379,735
     3,275,992 BlueScope Steel, Ltd.                                 25,192,326
       893,012 Caltex Australia, Ltd.                                 9,921,721
        56,825 Jubilee Mines NL                                         234,050
       577,210 QBE Insurance Group, Ltd.                              7,013,111
                                                                 --------------
                                                                     42,977,058

Austria (0.3%)
-------------------------------------------------------------------------------
        43,726 Andritz AG                                             3,813,358

Belgium (1.3%)
-------------------------------------------------------------------------------
        97,438 Colruyt SA                                            16,785,699
         2,585 Mobistar SA (NON)                                        232,094
         8,068 Umicore                                                  827,717
                                                                 --------------
                                                                     17,845,510

Bermuda (0.7%)
-------------------------------------------------------------------------------
       195,100 Endurance Specialty Holdings, Ltd.                     6,974,825
        53,600 Montpelier Re Holdings, Ltd.                           2,170,800
                                                                 --------------
                                                                      9,145,625

Brazil (--%)
-------------------------------------------------------------------------------
        13,000 Gerdau SA (Preference)                                   256,377

Canada (6.8%)
-------------------------------------------------------------------------------
        15,098 ATI Technologies, Inc. (NON)                             266,602
     1,451,600 AUR Resources, Inc.                                    8,741,020
        98,000 Baytex Energy Trust                                    1,180,242
        17,200 CI Fund Management, Inc.                                 240,736
       138,559 Cinram International, Inc.                             2,355,356
         5,213 Cognos, Inc. (NON)                                       224,699
       568,206 Dofasco, Inc.                                         18,559,516
        28,700 Ensign Resource Svc. Group, Inc.                         677,272
        10,280 Extendicare, Inc. Class A                                149,068
        49,000 Hudson's Bay, Co.                                        502,401
        25,304 Industrial Alliance Insurance and
               Financial Services, Inc.                               1,191,176
       441,070 Inmet Mining Corp. (NON)                               6,844,499
        97,200 Kingsway Financial Services, Inc.                      1,573,993
       280,336 Methanex Corp.                                         5,087,064
        21,300 Metro, Inc. Class A                                      478,032
         7,100 Nexen, Inc.                                              360,171
     1,158,900 Norbord, Inc.                                         12,382,095
        57,900 Northgate Minerals Corp. (NON)                            96,115
       125,000 PetroKazakhstan Inc. Class A                           5,480,511
       186,300 PetroKazakhstan, Inc. Class A                          8,150,625
        48,935 Royal Group Technologies, Ltd.
               (Toronto Exchange) (NON)                                 418,908
         7,800 Royal Group Technologies, Ltd. (NON)                      66,456
        10,483 Teck Corp.                                               402,123
       582,890 Transat AT, Inc. (NON)                                13,280,918
         5,600 Trican Well Service Ltd. (NON)                           367,014
       131,186 West Fraser Timber Co., Ltd.                           5,579,862
                                                                 --------------
                                                                     94,656,474

Cayman Islands (0.9%)
-------------------------------------------------------------------------------
       426,200 Fresh Del Monte Produce                               12,717,808

China (0.1%)
-------------------------------------------------------------------------------
     6,697,000 United Food Holdings, Ltd.                             1,360,760

Czech Republic (--%)
-------------------------------------------------------------------------------
         2,682 Komercni Banka AS                                        447,520

Denmark (0.6%)
-------------------------------------------------------------------------------
        89,657 GN Store Nord                                            975,419
       180,601 Jyske Bank A/S (NON)                                   6,627,308
                                                                 --------------
                                                                      7,602,727

Finland (0.5%)
-------------------------------------------------------------------------------
         9,753 Orion-Yhtymae OYJ Class B                                155,330
         7,500 Perlos OYJ                                                89,387
       475,500 Rautaruukki OYJ                                        6,626,378
                                                                 --------------
                                                                      6,871,095

France (3.3%)
-------------------------------------------------------------------------------
        15,119 Autoroutes du Sud de la France (ASF)                     794,410
         5,410 Beneteau SA                                              484,660
       219,238 CNP Assurances                                        15,712,524
         3,944 Eiffage SA                                               514,287
       186,693 Generale De Sante                                      4,313,832
        94,988 Imerys SA                                              7,753,187
         7,178 Neopost SA                                               600,655
       134,249 Nexans SA                                              6,004,507
        28,334 Nexity (NON)                                           1,006,307
        23,105 Publicis Group SA                                        708,054
        35,031 SEB SA                                                 4,091,397
        36,883 Sodexho Alliance SA                                    1,185,107
        68,523 Valeo SA                                               3,293,072
                                                                 --------------
                                                                     46,461,999

Germany (6.4%)
-------------------------------------------------------------------------------
       130,620 Adidas-Salomon AG                                     19,606,888
       386,077 Continental AG (S)                                    28,597,122
        21,137 Deutsche Boerse AG                                     1,563,956
         2,448 Fresenius AG (Preference)                                286,723
       224,103 Hannover Rueckversicherungs AG (S)                     9,666,459
        10,575 Hypo Real Estate Holding (NON)                           430,458
        20,300 IVG Immobilien AG                                        370,724
         6,762 Merck KGaA                                               520,523
       703,641 Mobilcom AG                                           15,791,781
         3,276 Puma AG Rudolf Dassier Sport                             770,014
       200,120 Rheinmetall AG (Preference)
               (Preferred) (S)                                       11,473,888
                                                                 --------------
                                                                     89,078,536

Hong Kong (3.6%)
-------------------------------------------------------------------------------
        34,500 ASM Pacific Technology                                   152,175
    39,710,000 CNPC Hong Kong, Ltd.                                   6,517,432
     1,428,700 Dah Sing Financial Group                              10,808,358
    18,532,000 First Pacific Co., Ltd. (NON)                          5,702,958
     1,700,600 Orient Overseas International, Ltd.                    7,304,889
     4,926,000 Oriental Press Group                                   1,673,813
     2,442,000 SmarTone Telecommunications
               Holdings, Ltd.                                         2,833,746
     1,030,188 Tommy Hilfiger Corp. (NON)                            11,023,012
       288,000 VTech Holdings, Ltd.                                     430,215
     2,638,000 Wheelock and Co., Ltd.                                 4,092,859
                                                                 --------------
                                                                     50,539,457

India (1.1%)
-------------------------------------------------------------------------------
       959,394 Canara Bank                                            4,805,778
     1,263,738 Mahanagar Telephone Nigam                              3,899,692
       664,084 Tata Iron & Steel Co., Ltd.                            6,438,124
                                                                 --------------
                                                                     15,143,594

Ireland (2.2%)
-------------------------------------------------------------------------------
        31,356 DCC PLC                                                  749,082
     1,793,449 Depfa Bank PLC                                        29,348,674
       129,413 Eircom Group PLC                                         369,277
        87,153 Eircom Group PLC 144A (NON)                              248,689
        15,309 Paddy Power PLC                                          266,167
                                                                 --------------
                                                                     30,981,889

Italy (3.6%)
-------------------------------------------------------------------------------
       575,000 ERG Spa                                                7,875,605
         3,922 Fondiaria-Sai SpA (S)                                     78,131
     1,145,000 Impregilo SpA (S)                                        694,477
     1,097,620 Italcementi SpA                                       19,462,330
        34,450 Merloni Electtrodomestici SpA                            571,526
     1,518,000 Milano Assicurazioni SpA                               8,864,634
     5,785,367 Parmalat Finanziaria SpA (NON) (F)
               (S)                                                          768
       170,041 Pirelli & C Real Estate SpA                            9,722,226
        10,900 Recordati SpA                                            295,116
       115,600 Sai-Soc Assicuratrice Industriale
               SpA (SAI)                                              3,162,075
                                                                 --------------
                                                                     50,726,888

Japan (25.2%)
-------------------------------------------------------------------------------
        15,000 Aica Kogyo Co., Ltd.                                     178,095
         1,000 Aichi Bank, Ltd. (The)                                    96,864
        59,000 Amano Corp.                                              652,412
         4,400 Arisawa Manufacturing Co., Ltd.                          167,105
     1,483,000 Asics Corp. (S)                                        6,001,976
        79,000 Bank of Fukuoka, Ltd. (The)                              478,834
         6,100 Benesse Corp.                                            210,022
     2,039,000 Brother Industries, Ltd.                              18,029,711
       211,000 Canon, Inc.                                            3,369,282
        19,000 Casio Computer Co., Ltd.                                 249,094
       109,100 Citizen Electronics Co., Ltd. (S)                      5,294,390
        20,000 Citizen Watch Co., Ltd.                                  184,905
       474,300 Daiichi Pharmaceutical Co., Ltd.                      12,258,929
        27,500 Daiichikosho Co., Ltd.                                   720,006
       386,500 Fujirebio, Inc. (S)                                    6,264,362
        31,000 Glory, Ltd.                                              567,853
       159,000 Hisamitsu Pharmaceutical Co., Inc.                     3,354,752
        83,500 Hosiden, Corp.                                           980,186
       121,000 Ichiyoshi Securities Co., Ltd.                         1,339,158
         4,600 ITO EN, Ltd.                                             239,551
         7,000 Japan Cash Machine Co., Ltd.                             215,498
        46,000 Joyo Bank, Ltd. (The)                                    246,610
     1,482,000 Kaneka Corp.                                          16,913,590
     2,314,000 Kansai Paint Co., Ltd.                                14,425,050
       532,200 Keihin Corp.                                           9,171,990
        35,000 Keiyo Bank, Ltd. (The)                                   166,155
         8,000 Kirin Beverage Corp.                                     192,961
        63,000 Kyowa Exeo Corp.                                         563,115
        13,000 Kyowa Hakko Kogyo Co., Ltd.                               99,367
       818,000 Makita Corp.                                          15,658,655
        19,700 Mandom Corp.                                             549,794
       810,000 Mitsui Trust Holdings, Inc.                            8,591,733
         6,300 Nagaileben Co., Ltd.                                     121,444
         6,000 Namco, Ltd.                                               82,574
        21,500 NEC Electronics Corp. 144A                             1,200,058
     1,630,000 NGK Spark Plug Co., Ltd.                              17,477,127
        95,000 Nifco, Inc.                                            1,537,930
        10,000 Nihon Kohden Corp.                                       127,841
        62,600 Nissin Co., Ltd.                                         154,294
       421,200 Noritz Corp.                                           7,149,938
        10,000 Oita Bank, Ltd. (The) (Private)                           63,009
            25 Okinawa Cellular Telephone Co.                           104,297
       257,300 Ono Pharmaceutical Co., Ltd.                          14,065,503
     1,172,000 Onward Kashiyama Co., Ltd.                            17,343,397
       202,700 Ricoh Leasing Co., Ltd.                                5,433,456
       700,000 Riken Corp.                                            3,490,937
        10,000 Rohoto Pharmaceutical Company, Ltd.                      124,580
       267,600 Ryohin Keikaku Co., Ltd.                              13,961,293
       278,200 Sankyo Co., Ltd.                                      15,528,186
       540,300 Santen Pharmaceutical Co., Ltd.                       11,762,549
        76,800 Sanyo Shinpan Finance Co., Ltd.                        5,207,404
       454,900 Shimano, Inc.                                         14,178,815
     1,013,000 SMBC Friend Securities Co., Ltd.                       6,528,589
        65,000 Sumitomo Heavy Industries, Ltd.                          286,756
       855,000 Sumitomo Rubber Industries                             8,536,060
         3,000 Sysmex Corp.                                             151,913
     1,500,000 Tanabe Seiyaku Co., Ltd.                              17,622,518
       168,000 Toho Gas Co., Ltd.                                       610,645
        55,000 Tokai Rika Co., Ltd.                                     929,942
       103,000 Toshiba Machine Co., Ltd.                                535,398
     1,043,000 Toshiba TEC Corp.                                      5,001,439
       208,800 Uni-Charm Corp.                                        9,311,595
       748,000 Uniden                                                15,853,841
     1,211,000 Yamaha Motor Co., Ltd.                                20,824,043
        10,000 Yamanashi Chuo Bank, Ltd. (The)                           61,667
       399,000 Yamato Kogyo Co., Ltd.                                 5,418,471
       640,000 Yodogawa Steel Works, Ltd.                             3,707,298
                                                                 --------------
                                                                    351,926,812

Netherlands (1.2%)
-------------------------------------------------------------------------------
        17,335 DSM NV                                                 1,234,326
         2,228 Koninklijke BAM Groep NV                                 122,568
        76,573 Laurus NV (NON)                                          459,357
        23,746 Ranstad Holdings NV                                    1,058,297
        22,452 Royal Numico NV (NON)                                    908,848
       328,092 Stork NV                                              12,923,969
         4,317 Wereldhave NV                                            455,211
                                                                 --------------
                                                                     17,162,576

Norway (0.4%)
-------------------------------------------------------------------------------
       153,450 ProSafe ASA                                            5,057,320
        56,291 Tandberg ASA                                             629,770
                                                                 --------------
                                                                      5,687,090

Singapore (0.6%)
-------------------------------------------------------------------------------
       392,000 ComfortDelgro Corp., Ltd.                                403,079
       247,000 Keppel Land, Ltd.                                        380,211
       162,000 Marco Polo Developments, Ltd.                            249,369
     5,791,110 MobileOne Asia, Ltd.                                   6,917,526
                                                                 --------------
                                                                      7,950,185

South Korea (6.4%)
-------------------------------------------------------------------------------
         2,750 Amorepacific Corp.                                       634,195
         2,200 Cheil Communications, Inc.                               364,115
        12,880 Hana Bank                                                368,091
        22,010 Hanjin Shipping                                          656,362
         8,560 Hyundai Heavy Industries                                 427,149
     1,352,690 INI Steel Co.                                         26,959,676
       927,320 Kia Motors Corp.                                      13,089,408
        16,140 KT&G Corp.                                               507,784
       469,010 LG Engineering & Construction, Ltd.                   13,077,267
         8,970 LG Petrochemical Co., Ltd.                               244,312
           990 Lotte Chilsung Beverage Co.                              972,286
     1,976,620 Samsung Heavy Industries Co., Ltd.                    15,915,131
        62,910 Samsung SDI Co., Ltd.                                  7,723,047
        57,760 Sindo Ricoh Co., Ltd.                                  3,622,918
       190,380 Sungshin Cement Co., Ltd.                              3,974,135
                                                                 --------------
                                                                     88,535,876

Spain (4.2%)
-------------------------------------------------------------------------------
         5,153 Actividades de Construccion y
               Servicios SA                                             131,720
     1,186,867 Amadeus Global Travel Distribution
               SA Class A (S)                                        11,388,767
     2,163,000 Compagnie Industriali Riunite (CIR)
               SpA                                                    6,746,224
        31,417 Cortefiel SA                                             565,406
       320,422 Fomento de Construcciones y
               Contratas SA (S)                                      16,551,278
        28,616 Gestevision Telecinco SA                                 632,353
     3,131,032 Iberia Lineas Aereas de Espana SA                     10,970,535
       626,803 Indra Sistemas SA Class A                             10,872,841
        32,392 Sociedad General de Aguas de
               Barcelona SA                                             694,299
                                                                 --------------
                                                                     58,553,423

Sweden (4.0%)
-------------------------------------------------------------------------------
       453,423 Billerud AB                                            7,145,178
        23,505 Elekta AB Class B (NON)                                  780,422
        84,784 Eniro AB                                                 994,271
         8,637 JM AB                                                    286,769
     1,336,460 Skanska AB Class B                                    15,966,679
       450,234 SKF AB Class B                                        22,439,761
        48,852 Swedish Match AB                                         580,054
       222,572 Tele2 AB Class B (S)                                   7,960,885
                                                                 --------------
                                                                     56,154,019

Switzerland (4.1%)
-------------------------------------------------------------------------------
       426,556 Baloise Holding, Ltd.                                 22,420,258
        58,710 Charles Voegele Holding AG                             2,885,548
        60,594 Ciba Specialty Chemicals AG                            4,304,964
         1,183 George Fischer AG (NON)                                  346,408
        14,683 Logitech International (NON)                             970,242
       185,027 Micronas Semiconductor Holding AG
               (NON)                                                  8,406,686
           760 Rieter Holding AG                                        248,311
       104,695 Saurer AG (NON)                                        6,936,259
        25,691 Schindler Holding AG                                  10,274,625
                                                                 --------------
                                                                     56,793,301

Taiwan (1.3%)
-------------------------------------------------------------------------------
    16,360,000 Hsinchu International Bank (NON)                      11,377,205
       515,000 Phoenixtec Power Co., Ltd.                               595,251
     1,624,000 TA Chong Bank Co., Ltd. (NON)                            572,531
       289,072 TA Chong Bank, Ltd. (NON) (F)                              7,911
     5,076,000 WAN HAI Lines, Ltd.                                    5,899,665
                                                                 --------------
                                                                     18,452,563

United Kingdom (16.5%)
-------------------------------------------------------------------------------
       238,693 Aegis Group PLC                                         $451,560
       187,091 Alexon Group PLC                                       1,176,196
       642,710 Alliance & Leicester PLC                              11,082,154
       858,814 Berkely Group Holdings PLC                            14,386,723
       332,305 Britannic Group PLC                                    3,080,894
     2,345,761 Carillion PLC                                         10,704,728
       708,701 Countrywide PLC                                        4,912,574
        45,444 Daily Mail and General Trust Class A                     641,393
       735,596 Dairy Crest Group PLC                                  6,047,986
     1,152,840 Davis Service Group PLC                                9,633,903
       489,374 Domino Printing Sciences                               2,606,731
       184,442 Firstgroup PLC                                         1,240,337
     2,058,636 French Connection Group PLC                           12,486,296
        40,481 Go-Ahead Group PLC                                     1,203,489
     1,169,721 Hiscox PLC                                             4,014,721
     3,802,963 HMV Group PLC                                         19,661,195
        86,321 Holidaybreak PLC                                       1,075,386
     1,209,133 IMI PLC                                                9,504,818
        31,205 Lonmin PLC                                               620,080
        18,430 Luminar PLC                                              182,048
       543,808 Man Group PLC                                         14,114,939
       191,369 McBride PLC                                              586,253
     1,484,005 Northern Rock PLC                                     22,459,568
     3,317,532 Paladin Resources PLC                                 11,817,630
       614,507 Paragon Group Cos.                                     4,824,633
       643,372 Pendragon PLC                                          3,939,425
       104,200 Peninsular and Oriental Steam
               Navigation Co.                                           630,000
        68,761 Rentokil Initial PLC                                     209,853
       351,333 Savills PLC                                            3,822,178
     1,431,492 Shire Pharmaceuticals PLC                             15,986,760
       566,282 SIG PLC                                                6,384,151
     2,572,339 Tullow Oil PLC                                         8,816,409
     1,702,872 William Hill PLC                                      19,771,647
       474,326 Wincanton PLC                                          2,388,318
                                                                 --------------
                                                                    230,464,976
                                                                 --------------
               Total Common stocks
               (cost $980,333,373)                               $1,372,307,496

Short-term investments (4.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $18,039,055 Putnam Prime Money Market Fund (e)                   $18,039,055
    45,075,210 Short-term investments held as
               collateral for loaned securities
               with a yield of 2.58% and a due date
               of March 1, 2005 (d)                                  45,071,983
       550,000 U.S. Treasury Bills zero %, March
               31, 2005 (SEG)                                           549,012
                                                                 --------------
               Total Short-term investments
               (cost $63,660,050)                                   $63,660,050
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,043,993,423)                             $1,435,967,546
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,394,390,488.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts February 28, 2005.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (S) Securities on loan, in part or in entirety, at February 28, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


Forward currency contracts to buy at February 28, 2005 (Unaudited)
(aggregate face value $343,805,466)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $84,329,016       $81,883,466           4/20/05        $2,445,550
British Pound                       118,073,293       115,945,061           3/16/05         2,128,232
Canadian Dollar                      15,953,098        15,880,637           4/20/05            72,461
Danish Krone                          3,165,577         3,173,590           3/16/05            (8,013)
Euro                                103,398,068       102,943,548           3/16/05           454,520
Norwegian Krone                       6,775,848         6,640,401           3/16/05           135,447
Swiss Franc                          17,279,115        17,338,763           3/16/05           (59,648)
------------------------------------------------------------------------------------------------------
                                                                                           $5,168,549
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at February 28, 2005 (Unaudited)
(aggregate face value $326,731,158)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $10,208,951        $9,945,487           4/20/05        $ (263,464)
British Pound                         9,760,788         9,647,265           3/16/05          (113,523)
Canadian Dollar                      55,595,247        55,947,898           4/20/05            352,651
Euro                                 23,731,607        23,334,858           3/16/05          (396,749)
Hong Kong Dollar                     43,997,513        44,369,936           5/18/05           372,423
Japanese Yen                        120,856,416       122,719,505           5/18/05         1,863,089
Norwegian Krone                       4,597,394         4,431,037           3/16/05          (166,357)
Swedish Krona                        45,805,351        46,008,887           3/16/05           203,536
Swiss Franc                          10,487,584        10,326,285           3/16/05          (161,299)
------------------------------------------------------------------------------------------------------
                                                                                           $1,690,307
------------------------------------------------------------------------------------------------------



Futures contracts outstanding at February 28, 2005 (Unaudited)

                                                                                           Unrealized
Number                                                  Aggregate         Expiration      appreciation/
of contracts                              Value        face value            date        (depreciation)
------------------------------------------------------------------------------------------------------
33   Dow Jones Euro
     Stoxx 50 (Long)                 $1,334,513        $1,349,076            Mar-05          $(14,563)
15   FTSE 100
     Index (Long)                     1,428,816         1,450,907            Mar-05           (22,091)
46   Russell 2000
     Index Mini (Long)                2,919,620         2,930,282            Mar-05           (10,662)
15   Russell 2000
     Index Mini (Long)                1,237,123         1,232,118            Mar-05             5,005
16   Tokyo Price
     Index (Long)                     1,807,615         1,794,641            Mar-05            12,974
------------------------------------------------------------------------------------------------------
                                                                                             $(29,337)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 28, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $42,497,842 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,025,954,368)          $1,417,928,491
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $18,039,055) (Note 5)          18,039,055
-------------------------------------------------------------------------------
Cash                                                                  187,312
-------------------------------------------------------------------------------
Foreign currency (cost $2,060,502) (Note 1)                         2,110,084
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           3,459,536
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,755,103
-------------------------------------------------------------------------------
Receivable for securities sold                                        361,386
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               40,214
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             8,784,166
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           3,713,503
-------------------------------------------------------------------------------
Total assets                                                    1,456,378,850

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      194,819
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          6,821,522
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 2,975,867
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            726,407
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 90,778
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           10,919
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                707,229
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,925,310
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              3,052,324
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 45,071,983
-------------------------------------------------------------------------------
Other accrued expenses                                                411,204
-------------------------------------------------------------------------------
Total liabilities                                                  61,988,362
-------------------------------------------------------------------------------
Net assets                                                     $1,394,390,488
-------------------------------------------------------------------------------

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $1,593,877,225
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (7,858,619)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (590,563,099)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 398,934,981
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,394,390,488

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($750,114,097 divided by 29,006,156 shares)                            $25.86
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $25.86)*                $27.29
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($472,880,536 divided by 18,694,126 shares)**                          $25.30
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($76,136,971 divided by 2,970,647 shares)**                            $25.63
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($20,111,645 divided by 785,317 shares)                                $25.61
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $25.61)*                $26.54
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($132,559 divided by 5,142 shares)                       $25.78
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($75,014,680 divided by 2,895,942 shares)                $25.90
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 28, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,107,845)                       $9,899,327
-------------------------------------------------------------------------------
Interest (including interest income of $100,639 from
investments in affiliated issuers) (Note 5)                           129,060
-------------------------------------------------------------------------------
Securities lending                                                    122,777
-------------------------------------------------------------------------------
Total investment income                                            10,151,164

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,749,882
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                         1,648,751
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               719,847
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             24,691
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       34,138
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 817,378
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,148,294
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 342,886
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  65,703
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     157
-------------------------------------------------------------------------------
Other                                                                 549,083
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     7,210
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (7,210)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (146,635)
-------------------------------------------------------------------------------
Total expenses                                                     11,954,175
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (296,563)
-------------------------------------------------------------------------------
Net expenses                                                       11,657,612
-------------------------------------------------------------------------------
Net investment loss                                                (1,506,448)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   62,263,892
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       618,287
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         5,395,301
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                6,743,151
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                       237,254,048
-------------------------------------------------------------------------------
Net gain on investments                                           312,274,679
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $310,768,231
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 28        August 31
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                     $(1,506,448)      $4,679,724
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             68,277,480      250,018,969
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       243,997,199       51,486,708
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       310,768,231      306,185,401
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (9,881,489)      (9,676,805)
-------------------------------------------------------------------------------
Class B                                           (3,448,519)      (3,694,657)
-------------------------------------------------------------------------------
Class C                                             (510,783)        (502,133)
-------------------------------------------------------------------------------
Class M                                             (176,459)        (203,410)
-------------------------------------------------------------------------------
Class R                                               (1,035)             (19)
-------------------------------------------------------------------------------
Class Y                                           (1,149,361)      (1,126,488)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              20,431          150,728
-------------------------------------------------------------------------------
Decrease from capital share transactions
-------------------------------------------------------------------------------
(Note 4)                                         (39,040,102)    (450,251,812)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          256,580,914     (159,119,195)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,137,809,574    1,296,928,769
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$7,858,619 and undistributed net investment
income of $8,815,475, respectively)           $1,394,390,488   $1,137,809,574
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        February 28
Per-share                               (Unaudited)                                Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $20.47          $16.31          $15.00          $16.82          $26.76          $17.28
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .01 (d)         .13 (d)         .16             .10             .11             .05
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  5.72            4.32            1.27           (1.80)         (10.00)          10.13
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       5.73            4.45            1.43           (1.70)          (9.89)          10.18
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.34)           (.29)           (.12)           (.12)             --            (.15)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.05)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.34)           (.29)           (.12)           (.12)           (.05)           (.70)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $25.86          $20.47          $16.31          $15.00          $16.82          $26.76
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     28.17*          27.49            9.67          (10.17)         (37.00)          59.46
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $750,114        $594,971        $703,809        $751,623        $874,525      $1,311,822
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .81 (d)*       1.62 (d)        1.65            1.54            1.47            1.48
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .02 (d)*        .67 (d)        1.13             .60             .54             .17
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.07*          68.13           93.27           90.87          203.36          144.34
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended Februry 28, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for Class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        February 28
Per-share                               (Unaudited)                                Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $19.96          $15.91          $14.63          $16.42          $26.31          $17.07
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.08) (d)       (.01) (d)        .05            (.02)           (.05)           (.15)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  5.60            4.22            1.23           (1.77)          (9.79)          10.01
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       5.52            4.21            1.28           (1.79)          (9.84)           9.86
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.18)           (.16)             --              --              --            (.07)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.05)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.18)           (.16)             --              --            (.05)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $25.30          $19.96          $15.91          $14.63          $16.42          $26.31
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     27.73*          26.58            8.75          (10.90)         (37.44)          58.24
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $472,881        $402,796        $429,457        $478,348        $584,300        $936,798
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.18 (d)*       2.37 (d)        2.40            2.29            2.22            2.23
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                   (.34) (d)*      (.05) (d)        .37            (.15)           (.23)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.07*          68.13           93.27           90.87          203.36          144.34
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended Februry 28, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for Class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        February 28
Per-share                               (Unaudited)                                Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $20.22          $16.08          $14.78          $16.59          $26.59          $17.27
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.08) (d)       (.02) (d)        .05            (.03)           (.04)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  5.66            4.29            1.25           (1.78)          (9.91)          10.11
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       5.58            4.27            1.30           (1.81)          (9.95)          10.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.13)             -- (e)          --              --            (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.05)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)           (.13)             -- (e)          --            (.05)           (.68)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $25.63          $20.22          $16.08          $14.78          $16.59          $26.59
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     27.67*          26.62            8.81          (10.91)         (37.46)          58.41
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $76,137         $64,866         $85,732        $102,078        $125,787        $170,579
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.18 (d)*       2.37 (d)        2.40            2.29            2.22            2.23
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                   (.34) (d)*      (.10) (d)        .34            (.16)           (.19)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.07*          68.13           93.27           90.87          203.36          144.34
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended Februry 28, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for Class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        February 28
Per-share                               (Unaudited)                                Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $20.23          $16.11          $14.79          $16.58          $26.50          $17.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.05) (d)        .02 (d)         .08             .02              -- (e)        (.10)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  5.66            4.29            1.26           (1.79)          (9.87)          10.10
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       5.61            4.31            1.34           (1.77)          (9.87)          10.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.23)           (.19)           (.02)           (.02)             --            (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.05)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.23)           (.19)           (.02)           (.02)           (.05)           (.65)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $25.61          $20.23          $16.11          $14.79          $16.58          $26.50
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     27.83*          26.91            9.12          (10.68)         (37.28)          58.79
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $20,112         $16,535         $21,987         $23,904         $32,695         $64,164
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.06 (d)*       2.12 (d)        2.15            2.04            1.97            1.98
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.22) (d)*       .10 (d)         .61             .11            (.01)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     27.07*          68.13           93.27           90.87          203.36          144.34
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended Februry 28, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for Class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------
                                                            Six months                   For the period
                                                              ended            Year        January 21,
                                                           February 28        ended         2003+ to
Per-share                                                  (Unaudited)      August 31       August 31
operating performance                                          2005            2004            2003
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                          $20.45          $16.29          $14.04
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                               (.07) (d)        .15 (d)         .07
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                            5.77            4.28            2.18
-------------------------------------------------------------------------------------------------------
Total from
investment operations                                          5.70            4.43            2.25
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net
investment income                                              (.37)           (.27)             --
-------------------------------------------------------------------------------------------------------
Total distributions                                            (.37)           (.27)             --
-------------------------------------------------------------------------------------------------------
Redemption fees (e)                                              --              --              --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                $25.78          $20.45          $16.29
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                        28.06*          27.35           16.03*
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                 $133             $11              $1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                       .94 (d)*       1.87 (d)        1.16*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                               (.28) (d)*       .75 (d)         .53*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        27.07*          68.13           93.27
-------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended Februry 28, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for Class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------------------
                                 Six months                                                                   For the period
                                   ended                                                                         February 1,
                                February 28                                                                      2000+ to
Per-share                       (Unaudited)                                 Year ended August 31                 August 31
operating performance               2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $20.53          $16.35          $15.05          $16.90          $26.81          $26.48
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)            .03 (d)         .19 (d)         .21             .15             .18             .15
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          5.74            4.33            1.25           (1.84)         (10.04)            .18
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               5.77            4.52            1.46           (1.69)          (9.86)            .33
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.40)           (.34)           (.16)           (.16)             --              --
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --              --              --            (.05)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.40)           (.34)           (.16)           (.16)           (.05)             --
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                       -- (e)          -- (e)          -- (e)          --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $25.90          $20.53          $16.35          $15.05          $16.90          $26.81
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             28.28*          27.89            9.90          (10.02)         (36.81)           1.25*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $75,015         $58,630         $55,942         $48,386         $27,420         $36,815
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .69 (d)*       1.37 (d)        1.40            1.29            1.22             .72*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            .15 (d)*       1.00 (d)        1.43             .87             .85             .51*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             27.07*          68.13           93.27           90.87          203.36          144.34
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended Februry 28, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for Class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam International Capital Opportunities Fund ("the fund"), is a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.50%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class M maximum front-end sales charge will be 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Prior to April 19, 2004, a redemption fee of 1.00%, which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2005, the value of securities loaned amounted to $42,497,842. The fund received cash collateral of $45,071,983 which is pooled with collateral of other Putnam funds into 1 issuer of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $658,665,765 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
   $13,935,035   August 31, 2009
   543,624,696   August 31, 2010
   101,106,034   August 31, 2011

The aggregate identified cost on a tax basis is $1,044,329,232 resulting in gross unrealized appreciation and depreciation of $415,625,119 and $23,986,805, respectively, or net unrealized appreciation of $391,638,314.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administration
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Prior to January 3, 2005 Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.35% of the fund's average net assets. For the period ended February 28, 2005, Putnam Management waived $139,778 of its management fee from the fund.

For the period ended February 28, 2005, Putnam Management has assumed $7,210 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended February 28, 2005, the fund paid PFTC $2,355,017 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, February 28, 2005, the fund's expenses were reduced by $296,563 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,319, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $25,804 and $1,051 from the sale of class A and class M shares, respectively, and received $341,138 and $545 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received $7,146 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $335,642,538 and $385,847,040, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 28, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,219,617       $97,436,719
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       393,608         9,293,080
----------------------------------------------------------------
                                     4,613,225       106,729,799

Shares repurchased                  (4,666,213)     (107,579,425)
----------------------------------------------------------------
Net decrease                           (52,988)        $(849,626)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,674,584      $273,338,629
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       496,883         9,102,783
----------------------------------------------------------------
                                    15,171,467       282,441,412

Shares repurchased                 (29,266,069)     (545,426,131)
----------------------------------------------------------------
Net decrease                       (14,094,602)    $(262,984,719)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,064,854       $23,818,797
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       133,324         3,082,455
----------------------------------------------------------------
                                     1,198,178        26,901,252

Shares repurchased                  (2,679,550)      (60,139,577)
----------------------------------------------------------------
Net decrease                        (1,481,372)     $(33,238,325)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,187,499       $41,612,798
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       183,931         3,303,402
----------------------------------------------------------------
                                     2,371,430        44,916,200

Shares repurchased                  (9,184,084)     (170,724,876)
----------------------------------------------------------------
Net decrease                        (6,812,654)    $(125,808,676)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            178,981        $4,099,361
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        17,843           418,053
----------------------------------------------------------------
                                       196,824         4,517,414

Shares repurchased                    (434,498)       (9,781,552)
----------------------------------------------------------------
Net decrease                          (237,674)      $(5,264,138)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            377,485        $7,204,563
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        22,443           408,226
----------------------------------------------------------------
                                       399,928         7,612,789

Shares repurchased                  (2,522,199)      (46,920,327)
----------------------------------------------------------------
Net decrease                        (2,122,271)     $(39,307,538)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             73,875        $1,694,347
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         7,035           164,616
----------------------------------------------------------------
                                        80,910         1,858,963

Shares repurchased                    (113,048)       (2,511,885)
----------------------------------------------------------------
Net decrease                           (32,138)        $(652,922)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            218,196        $4,053,187
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,364           188,219
----------------------------------------------------------------
                                       228,560         4,241,406

Shares repurchased                    (775,970)      (14,583,936)
----------------------------------------------------------------
Net decrease                          (547,410)     $(10,342,530)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,735          $108,648
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            44             1,035
----------------------------------------------------------------
                                         4,779           109,683

Shares repurchased                        (159)           (3,868)
----------------------------------------------------------------
Net increase                             4,620          $105,815
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 71            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            71             1,000

Shares repurchased                          --
----------------------------------------------------------------
Net increase                                71            $1,000
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            596,833       $13,942,236
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        48,619         1,149,361
----------------------------------------------------------------
                                       645,452        15,091,597

Shares repurchased                    (605,594)      (14,232,503)
----------------------------------------------------------------
Net increase                            39,858          $859,094
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,323,643       $61,259,251
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,456         1,126,488
----------------------------------------------------------------
                                     3,385,099        62,385,739

Shares repurchased                  (3,950,306)      (74,203,380)
----------------------------------------------------------------
Net decrease                          (565,207)     $(11,817,641)
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money
Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2005, management fees paid were reduced by $6,857 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $100,639 for the period ended February 28, 2005.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the trust and of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the trust voting together as a single class, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  351,082,065        15,622,118
Charles B. Curtis                  351,042,753        15,661,430
Myra R. Drucker                    351,151,144        15,553,039
Charles E. Haldeman, Jr.           350,979,606        15,724,577
John A. Hill                       351,040,950        15,663,233
Ronald J. Jackson                  351,254,461        15,449,722
Paul L. Joskow                     351,030,830        15,673,353
Elizabeth T. Kennan                350,906,062        15,798,121
John H. Mullin, III                350,923,813        15,780,370
Robert E. Patterson                351,083,286        15,620,897
George Putnam, III                 350,862,830        15,841,353
A.J.C. Smith *                     350,695,153        16,009,030
W. Thomas Stephens                 351,105,688        15,598,495
Richard B. Worley                  351,249,835        15,454,348

January 10, 2005 meeting

A proposal to amend the trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than cash was defeated with all funds of the trust voting together as a single class, as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                    257,778,273      18,341,560       97,931,582

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,229,663       1,864,861       13,212,613

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,333,808       1,781,138       13,192,191

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was defeated as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,977,007       1,162,396       13,167,734

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted securities loans are not prohibited was defeated as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,449,832       1,560,896       13,256,409

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended February 28, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) UBS Warburg, Merrill Lynch, Goldman Sachs, Citigroup Global Markets, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 50% of the total brokerage commissions paid for the year ended February 28, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA011-220218  4/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Capital Opportunities Fund
Supplement to Semiannual Report dated 2/28/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 2/28/05

                                                                        NAV

6 months                                                              28.28%
1 year                                                                29.04
5 years                                                              -14.87
Annual average                                                        -3.17
Life of fund (since class A inception, 12/28/95)                     265.37
Annual average                                                        15.18

Share value:                                                            NAV

8/31/04                                                              $20.53
2/28/05                                                              $25.90

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                      1         $0.398             --             $0.398
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (2/1/00) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value and do not account for taxes. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 2/28/05

                                                         Class Y
Expenses paid per $1,000*                                $7.87
Ending value (after expenses)                            $1,282.80
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05

                                                         Class Y
Expenses paid per $1,000*                                $6.95
Ending value (after expenses)                            $1,017.90
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                       1.39%
Average annualized expense ratio for Lipper peer group+    1.46%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005


Putnam
New Value
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

[GRAPHIC OMITTED: LIGHTBULB]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 17, we provide certain information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, the Federal Reserve Board's series of gradual increases in the federal funds rate have occupied much of investors' attention, but generally did not have a significant impact on stock and bond prices. However, over the last two months, we have begun to see a measurable increase in longer-term rates. This, along with the continued high levels of energy prices, has slowed the stock market's momentum even though the U.S. economy is continuing to expand at a moderate pace. Concerns about inflation, dormant for many months, are beginning to influence the markets once again and may well have a negative impact on bond prices.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for responding to the changing market environment.

Respectfully yours,

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005

Report from Fund Management

Fund highlights

 * For the semiannual period ended February 28, 2005, Putnam New Value Fund's class A shares returned 12.01% without sales charges.

 * Over the same period, the fund's benchmark, the Russell 3000 Value Index, returned 13.88%.

 * The average return of the fund's peer group, Lipper Multi-Cap Value Funds, was 12.93%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that the fund's performance during the semiannual period was strong in absolute terms. This corresponded with healthy gains in the broad stock market, as measured by the S&P 500 Index. However, the fund's return lagged that of its benchmark, the Russell 3000 Value Index. We attribute this underperformance primarily to the weakness of one holding, Fannie Mae, which had been among the fund's ten largest positions. Also, the fund did not emphasize stocks from the energy sector, which benefited from dramatically rising oil prices. In addition, the fund, which has a concentrated portfolio with fewer holdings, tends to experience wider performance swings than its more diversified benchmark. We believe that these factors also explain the fund's underperformance versus its Lipper peer group.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 2/28/05
--------------------------------------------------
Class A
(inception 1/3/95)             NAV         POP
--------------------------------------------------
6 months                     12.01%       6.12%
--------------------------------------------------
1 year                       11.33        5.51
--------------------------------------------------
5 years                      84.70       75.01
Annual average               13.06       11.84
--------------------------------------------------
10 years                    226.19      209.06
Annual average               12.55       11.94
--------------------------------------------------
Annual average
(life of fund)               12.79       12.19
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of undervalued, out-of-favor midsize and large companies that Putnam Investments believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.

Market overview

Over the past six months, market sentiment traversed the range between extreme caution and unbridled exhilaration. From September 1 through November's U.S. presidential election, the market reflected a great deal of investor uncertainty. In fact, despite rising interest rates, bond sales were strong during this period, signaling investors' high level of risk aversion. The possibility of a terrorist incident or voting irregularities weighed on investors' minds in the weeks before Election Day. Sustained high oil prices and rising interest rates were two other reasons why defensive stocks outperformed during this period. After voters handed Bush a decisive victory, relieved investors became more aggressive and sought more speculative opportunities. The stock market rallied and posted strong gains through the end of the calendar year. In January, amid slower economic growth and stubbornly high energy prices, investor enthusiasm waned and the stock market declined. However, February brought a surge of optimism and solid gains for the market. For both January and February, large-capitalization stocks fared better than small caps, which marked a change in a long-standing trend of small-cap outperformance. Value stocks once again outpaced growth stocks. The U.S. dollar continued to be weak relative to foreign currencies, but inflation appeared to be under control.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Value Index (multi-cap value stocks)                      13.88%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 7.67%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            17.94%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.99%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.26%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          2.41%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   2.03%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/28/05.
-------------------------------------------------------------------------------

Strategy overview

Your fund pursues capital appreciation primarily by investing in the stocks of established midsize and large companies that we consider significantly undervalued by the market. Although the fund has the flexibility to invest without regard to a company's market capitalization, it typically focuses on truly large businesses, some of which have fallen so deeply out of favor that their market capitalization has shifted into the mid-cap range. For these purposes, we define large companies as those that have been in business for at least ten years and generate a minimum of $1 billion in annual revenues. The fund typically holds 65-75 stocks, of which the top 20 positions could represent a significant portion of the fund's market value. Consequently, an individual stock's performance can have a meaningful effect on the fund's overall returns.

We strategically target some distressed companies that we believe have the potential for above-average capital appreciation but whose stocks may not be closely correlated with the overall market. We do not deliberately pursue low volatility or high yield, so the fund is not positioned to be conservative or defensive. We balance quantitative methods and fundamental research to enhance potential return and manage risk. The fund does not make deliberate industry or sector bets. Portfolio weightings in industry sectors will vary over time as holdings achieve their fair value, gains are taken, and assets are reallocated. During the period, the fund had an underweighted position in energy stocks, relative to the benchmark, and, we believe, an inverse sensitivity to rising oil prices. For example, our models suggested that certain transportation and consumer cyclical stocks would outperform if oil prices fell. However, the price of oil remained high, and this did not help the portfolio's return.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 8/31/04          as of 2/28/05

Oil and gas                 6.4%                   9.6%

Banking                    12.0%                   8.7%

Financial                   8.9%                   7.4%

Aerospace and defense       5.8%                   6.1%

Retail                      5.9%                   5.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund holdings affected performance

The success of our stock selection is evident in stocks we choose to avoid or underweight as well as those we decide to buy. For example, not owning Merck during this period contributed positively to performance as the company's shares fell precipitously following the news that Vioxx, its arthritis pain medication, was linked to increased risk of heart disease. We had an underweighted position in Verizon, one of the Regional Bell operating companies (RBOCs), which we sold before the period ended. We chose not to own the RBOCs because the prospects for these companies had begun to look increasingly bleak as competition from wireless and Internet phone service providers continued to threaten their profitability. However, we overweighted Altria, which manufactures tobacco products. This emphasis helped returns, as the company's shares appreciated on news that tobacco companies had won a major appeal and, as a result, would not be required to relinquish former profits. Another key contributor was Peabody Energy, a coal company, a position that nearly doubled in value during the period. While the fund's position in Peabody Energy was not large, it was an active bet, inasmuch as the stock is not held in the benchmark index.

The top detractor from relative returns during the period was Fannie Mae. Shares of this mortgage repackager languished under an accounting controversy that resulted in the replacement of the agency's Chief Executive and Chief Financial officers. We trimmed back the fund's position when the negative news first came to light, yet the position remains among the top 20 holdings. We still like the stock and believe that it has the potential to recover.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 2/28/05)

 1 Citigroup, Inc. (4.2%)
   Financial

 2 ExxonMobil Corp. (4.2%)
   Oil and gas

 3 Tyco International, Ltd. (3.9%)
   Bermuda
   Conglomerates

 4 Boeing Co. (The) (3.0%)
   Aerospace and defense

 5 Lockheed Martin Corp. (3.0%)
   Aerospace and defense

 6 Intel Corp. (3.0%)
   Electronics

 7 Bank of America Corp. (3.0%)
   Banking

 8 Altria Group, Inc. (2.9%)
   Tobacco

 9 U.S. Bancorp (2.8%)
   Banking

10 ChevronTexaco Corp. (2.5%)
   Oil and gas

Footnote reads:
The fund's holdings will change over time.

Shares of Tyco have lagged recently, after many months of strong performance. Tyco's weaker-than-expected fourth quarter earnings disappointed investors. Because Tyco is among the fund's largest holdings, this underperformance dampened returns. We believe Tyco can remedy the situation over the near term, and so we purchased additional shares when the price was down. Tyco's share price recovered shortly after the end of the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate that the economy will continue to grow at a moderate pace and expect only mild inflation over the rest of the fund's 2005 fiscal year. High oil prices and gradually rising interest rates will likely slow the pace of consumer borrowing and spending. Overall, we believe the market is about fairly valued and that opportunities for substantial gains are limited at this time. We remain optimistic and believe the fund can continue to generate solid returns, but we do not expect to see results for the second half of the year match those for the first half.

In our view, the environment will favor larger companies, the stocks of which appear more attractively valued relative to small and mid caps that have enjoyed substantial gains. If we are right, this could be beneficial for your fund, which emphasizes large-company stocks. We will continue to seek opportunity in special situations, where the market has deflated stock prices to unjustifiably low levels. In our view, generating competitive returns will depend greatly on stock selection that is grounded in a solid understanding of companies' individual strengths and earnings potential. Fundamental and quantitative research is the key to performance results. We remain committed to finding the best opportunities in the marketplace and helping you achieve your financial goals.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for February 28, 2005, and February 29, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David King          2005                                                                                 *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                                                 *
-------------------------------------------------------------------------------------------------------------
Michael Abata       2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                           *
-------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,000,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible
Income-Growth Trust and Putnam High Income Bond Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund and a Portfolio Member of The George Putnam Fund of Boston.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Member

Your fund's Portfolio Leader and Portfolio Member did not change during the year ended February 28, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005, and February 29, 2004.



--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005     *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004     *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005     *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004     *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005     *
--------------------------------------------------------------------------------------------------
Head of Investments                  N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2004                           *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005                           *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005     *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005                                                    *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                           *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004     *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005     *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005                                       *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 2/29/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/28/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (1/3/95)             (2/26/96)             (7/26/99)             (2/26/96)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                  12.01%      6.12%     11.62%      6.62%     11.65%     10.65%     11.71%      7.77%     11.96%
---------------------------------------------------------------------------------------------------------------------------
1 year                    11.33       5.51      10.51       5.51      10.54       9.54      10.75       6.88      11.07
---------------------------------------------------------------------------------------------------------------------------
5 years                   84.70      75.01      77.85      75.85      77.81      77.81      80.26      73.93      82.52
Annual average            13.06      11.84      12.20      11.95      12.20      12.20      12.51      11.71      12.79
---------------------------------------------------------------------------------------------------------------------------
10 years                 226.19     209.06     201.93     201.93     202.26     202.26     210.46     199.66     218.24
Annual average            12.55      11.94      11.68      11.68      11.70      11.70      12.00      11.60      12.27
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            12.79      12.19      11.93      11.93      11.93      11.93      12.23      11.83      12.52
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or or sold within 5 days of purchase.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/05
---------------------------------------------------------------------
                                                Lipper Multi-Cap
                             Russell 3000         Value Funds
                             Value Index       category average*
---------------------------------------------------------------------
6 months                        13.88%              12.93%
---------------------------------------------------------------------
1 year                          13.71               10.62
---------------------------------------------------------------------
5 years                         50.35               46.74
Annual average                   8.50                7.61
---------------------------------------------------------------------
10 years                       246.56              196.22
Annual average                  13.23               11.27
---------------------------------------------------------------------
Annual average
(life of fund)                  13.73               11.62
---------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month, 1-, 5- and 10-year periods ended 2/28/05, there were 510, 485, 249, and 91 funds, respectively, in this Lipper category.

--------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/05
--------------------------------------------------------------------------------------------------
                             Class A        Class B        Class C        Class M        Class R
--------------------------------------------------------------------------------------------------
Distributions (number)          1              1              1              1              1
--------------------------------------------------------------------------------------------------
Income                       $0.134         $0.020         $0.023         $0.048         $0.161
--------------------------------------------------------------------------------------------------
Capital gains                  --             --             --             --             --
--------------------------------------------------------------------------------------------------
Total                        $0.134         $0.020         $0.023         $0.048         $0.161
--------------------------------------------------------------------------------------------------
Share value:             NAV        POP       NAV            NAV      NAV        POP       NAV
--------------------------------------------------------------------------------------------------
8/31/04                 $16.21     $17.11   $15.93         $15.91    $16.13     $16.72   $16.18
--------------------------------------------------------------------------------------------------
2/28/05                  18.02      19.02    17.76          17.74     17.97      18.62    17.95
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (1/3/95)             (2/26/96)             (7/26/99)             (2/26/96)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   8.98%      3.26%      8.62%      3.62%      8.58%      7.58%      8.68%      4.90%      8.86%
---------------------------------------------------------------------------------------------------------------------------
1 year                    10.19       4.41       9.37       4.36       9.40       8.40       9.62       5.77       9.93
---------------------------------------------------------------------------------------------------------------------------
5 years                   61.75      53.29      55.60      53.60      55.66      55.66      57.70      52.13      59.78
Annual average            10.09       8.92       9.25       8.96       9.25       9.25       9.54       8.75       9.83
---------------------------------------------------------------------------------------------------------------------------
10 years                 216.30     199.63     192.91     192.91     193.02     193.02     200.88     190.27     208.51
Annual average            12.20      11.60      11.35      11.35      11.35      11.35      11.65      11.25      11.93
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            12.51      11.92      11.66      11.66      11.66      11.66      11.95      11.56      12.24
---------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from September 1, 2004, to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 2/28/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.05      $9.97      $9.97      $8.66      $7.36
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,120.10  $1,116.20  $1,116.50  $1,117.10  $1,119.60
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2005, use the calculation method below. To find the value of your investment on September 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 09/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                      Total
Value of your                                Expenses paid         expenses
investment on 9/1/04  [DIV]    $1,000   X    per $1,000            =   paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.05 (see table above) =  $60.50
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
2/28/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.76      $9.49      $9.49      $8.25      $7.00
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,019.09  $1,015.37  $1,015.37  $1,016.61  $1,017.85
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average expenses of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.15%      1.90%      1.90%      1.65%      1.40%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.41%      2.16%      2.16%      1.91%      1.66%
-----------------------------------------------------------------------------

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam New Value Fund        54%        57%        68%        70%        83%
-----------------------------------------------------------------------------
Lipper Multi-Cap Value
Funds category
average                      52%        57%        59%        72%        77%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.74

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
February 28, 2005 (Unaudited)

Common stocks (98.0%) (a)
Number of shares                                                          Value

Aerospace and Defense (6.1%)
-------------------------------------------------------------------------------
       966,300 Boeing Co. (The)                                     $53,117,511
       893,200 Lockheed Martin Corp.                                 52,895,304
                                                                 --------------
                                                                    106,012,815

Airlines (1.1%)
-------------------------------------------------------------------------------
     1,317,300 Southwest Airlines Co. (S)                            18,244,605

Automotive (1.3%)
-------------------------------------------------------------------------------
       428,300 Lear Corp. (S)                                        22,335,845

Banking (8.7%)
-------------------------------------------------------------------------------
     1,109,400 Bank of America Corp.                                 51,753,510
       259,800 Commerce Bancorp, Inc.                                15,920,544
       374,000 State Street Corp.                                    16,399,900
     1,640,100 U.S. Bancorp                                          48,792,975
       322,200 Wells Fargo & Co.                                     19,132,236
                                                                 --------------
                                                                    151,999,165

Basic Materials (0.4%)
-------------------------------------------------------------------------------
       124,300 Vulcan Materials Co. (S)                               7,191,998

Building Materials (1.9%)
-------------------------------------------------------------------------------
     1,001,800 Masco Corp.                                           33,780,696

Chemicals (3.2%)
-------------------------------------------------------------------------------
       226,000 Avery Dennison Corp. (S)                              13,718,200
       411,600 Dow Chemical Co. (The)                                22,699,740
     1,116,000 Hercules, Inc. (NON) (S)                              16,003,440
       128,310 Huntsman Corp. (NON) (S)                               3,664,534
                                                                 --------------
                                                                     56,085,914

Coal (0.6%)
-------------------------------------------------------------------------------
       104,200 Peabody Energy Corp.                                  10,117,820

Computers (2.3%)
-------------------------------------------------------------------------------
     1,911,800 Hewlett-Packard Co.                                   39,765,440

Conglomerates (3.9%)
-------------------------------------------------------------------------------
     2,050,200 Tyco International, Ltd. (Bermuda)                    68,640,696

Consumer Finance (2.9%)
-------------------------------------------------------------------------------
       472,200 Countrywide Financial Corp.                           16,408,950
       672,900 MBNA Corp.                                            17,071,473
     1,028,000 Providian Financial Corp. (NON) (S)                   17,630,200
                                                                 --------------
                                                                     51,110,623

Consumer Services (1.0%)
-------------------------------------------------------------------------------
     2,298,000 Service Corporation Intl.                             17,326,920

Containers (0.7%)
-------------------------------------------------------------------------------
       480,500 Owens-Illinois, Inc. (NON)                            11,959,645

Electric Utilities (4.3%)
-------------------------------------------------------------------------------
       398,600 Exelon Corp. (S)                                      18,080,496
       289,900 Great Plains Energy, Inc. (S)                          8,984,001
       947,500 PG&E Corp.                                            33,333,050
     1,546,500 Sierra Pacific Resources (NON) (S)                    15,434,070
                                                                 --------------
                                                                     75,831,617

Electronics (4.5%)
-------------------------------------------------------------------------------
       252,400 Freescale Semiconductor, Inc. Class
               B (NON)                                                4,841,032
     2,191,700 Intel Corp.                                           52,556,966
       917,400 Motorola, Inc.                                        14,366,484
       572,500 Vishay Intertechnology, Inc. (NON)
               (S)                                                    7,471,125
                                                                 --------------
                                                                     79,235,607

Energy (1.1%)
-------------------------------------------------------------------------------
       237,800 GlobalSantaFe Corp. (Cayman Islands)                   8,917,500
       251,500 Varco International, Inc. (NON) (S)                    9,484,065
                                                                 --------------
                                                                     18,401,565

Financial (7.4%)
-------------------------------------------------------------------------------
     1,548,200 Citigroup, Inc.                                       73,880,104
       649,800 Fannie Mae                                            37,987,308
       292,500 Freddie Mac                                           18,135,000
                                                                 --------------
                                                                    130,002,412

Food (0.9%)
-------------------------------------------------------------------------------
       314,400 General Mills, Inc. (S)                               16,465,128

Forest Products and Packaging (1.6%)
-------------------------------------------------------------------------------
       911,000 Smurfit-Stone Container Corp. (NON)
               (S)                                                   15,149,930
       191,200 Weyerhaeuser Co. (S)                                  12,797,016
                                                                 --------------
                                                                     27,946,946

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------
       528,400 GTECH Holdings Corp.                                  12,338,140

Health Care Services (4.2%)
-------------------------------------------------------------------------------
       280,000 AmerisourceBergen Corp.                               16,772,000
       309,200 Cardinal Health, Inc.                                 18,103,660
       226,700 CIGNA Corp.                                           20,584,360
       375,000 HCA, Inc.                                             17,703,750
                                                                 --------------
                                                                     73,163,770

Homebuilding (0.7%)
-------------------------------------------------------------------------------
       187,500 Lennar Corp. (S)                                      11,403,750

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
       160,200 Whirlpool Corp.                                      $10,212,750

Insurance (5.0%)
-------------------------------------------------------------------------------
       602,800 ACE, Ltd. (Cayman Islands) (S)                        26,800,488
       235,100 Chubb Corp. (The)                                     18,598,761
       338,500 Hartford Financial Services Group,
               Inc. (The)                                            24,355,075
       225,300 XL Capital, Ltd. Class A (Cayman
               Islands) (S)                                          16,897,500
                                                                 --------------
                                                                     86,651,824

Investment Banking/Brokerage (1.0%)
-------------------------------------------------------------------------------
       283,900 Merrill Lynch & Co., Inc.                             16,630,862

Manufacturing (1.3%)
-------------------------------------------------------------------------------
       262,200 Ingersoll-Rand Co. Class A (Bermuda)
               (S)                                                   22,090,350

Media (2.4%)
-------------------------------------------------------------------------------
     2,504,900 Liberty Media Corp. Class A (NON)                     25,399,686
       601,700 Walt Disney Co. (The)                                 16,811,498
                                                                 --------------
                                                                     42,211,184

Metals (2.1%)
-------------------------------------------------------------------------------
     1,116,800 Alcoa, Inc.                                           35,871,616

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------
       647,700 Southern Union Co. (NON) (S)                          16,425,672

Oil & Gas (9.6%)
-------------------------------------------------------------------------------
       257,000 Amerada Hess Corp.                                    25,802,800
       698,200 ChevronTexaco Corp. (S)                               43,344,256
     1,150,200 ExxonMobil Corp.                                      72,819,162
       556,500 Marathon Oil Corp.                                    26,344,710
                                                                 --------------
                                                                    168,310,928

Pharmaceuticals (1.9%)
-------------------------------------------------------------------------------
       749,200 King Pharmaceuticals, Inc. (NON)                       7,154,860
       985,200 Pfizer, Inc.                                          25,900,908
                                                                 --------------
                                                                     33,055,768

Photography/Imaging (1.8%)
-------------------------------------------------------------------------------
     2,006,800 Xerox Corp. (NON) (S)                                 31,306,080

Publishing (0.5%)
-------------------------------------------------------------------------------
       277,500 R. R. Donnelley & Sons Co.                             9,215,775

Railroads (0.7%)
-------------------------------------------------------------------------------
       202,400 Union Pacific Corp.                                   12,842,280

Restaurants (2.5%)
-------------------------------------------------------------------------------
       312,400 Darden Restaurants, Inc.                               8,372,320
     1,069,700 McDonald's Corp.                                      35,385,676
                                                                 --------------
                                                                     43,757,996

Retail (5.3%)
-------------------------------------------------------------------------------
       778,300 Home Depot, Inc. (The)                               $31,147,566
       750,100 Limited Brands, Inc.                                  17,837,378
       684,700 Office Depot, Inc. (NON)                              13,180,475
       396,200 OfficeMax, Inc. (S)                                   12,508,034
     2,541,500 Rite Aid Corp. (NON) (S)                               8,895,250
       335,300 Ross Stores, Inc.                                      9,388,400
                                                                 --------------
                                                                     92,957,103

Tobacco (2.9%)
-------------------------------------------------------------------------------
       781,400 Altria Group, Inc. (S)                                51,298,910
                                                                 --------------
               Total Common stocks
               (cost $1,370,588,047)                             $1,712,200,215

Short-term investments (4.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $45,329,374 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.46% to 2.78% and due dates ranging
               from March 1, 2005 to March 29, 2005
               (d)                                                  $45,298,183
    26,756,180 Putnam Prime Money Market Fund (e)                    26,756,180
                                                                 --------------
               Total Short-term investments
               (cost $72,054,363)                                   $72,054,363
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,442,642,410)                             $1,784,254,578
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,746,759,262.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at February 28, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 28, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $43,651,215 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,415,886,230)          $1,757,498,398
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $26,756,180) (Note 5)          26,756,180
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,693,447
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             25,476,015
-------------------------------------------------------------------------------
Receivable for securities sold                                     10,207,032
-------------------------------------------------------------------------------
Total assets                                                    1,822,631,072

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   22,915,174
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,386,380
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 2,430,356
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            578,746
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                113,355
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           12,138
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                847,318
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 45,298,183
-------------------------------------------------------------------------------
Other accrued expenses                                                290,160
-------------------------------------------------------------------------------
Total liabilities                                                  75,871,810
-------------------------------------------------------------------------------
Net assets                                                     $1,746,759,262

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $1,410,450,805
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,721,181
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (8,024,892)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        341,612,168
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,746,759,262

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($984,934,182 divided by 54,653,993 shares)                            $18.02
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $18.02)*                $19.02
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($559,003,449 divided by 31,479,735 shares)**                          $17.76
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($45,613,834 divided by 2,571,419 shares)**                            $17.74
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($35,005,137 divided by 1,947,838 shares)                              $17.97
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.97)*                $18.62
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($186,083 divided by 10,369 shares)                      $17.95
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($122,016,577 divided by 6,768,284 shares)               $18.03
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 28, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                         $15,418,744
-------------------------------------------------------------------------------
Interest (including interest income of $231,376 from
investments in affiliated issuers) (Note 5)                           233,333
-------------------------------------------------------------------------------
Securities lending                                                     26,032
-------------------------------------------------------------------------------
Total investment income                                            15,678,109

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,684,428
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,748,034
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                90,847
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,698
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       35,109
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,025,717
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,634,984
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 196,993
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 122,175
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     201
-------------------------------------------------------------------------------
Other                                                                 296,952
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     8,256
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (8,256)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (17,802)
-------------------------------------------------------------------------------
Total expenses                                                     10,841,336
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (254,721)
-------------------------------------------------------------------------------
Net expenses                                                       10,586,615
-------------------------------------------------------------------------------
Net investment income                                               5,091,494
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   65,823,548
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       99,909,277
-------------------------------------------------------------------------------
Net gain on investments                                           165,732,825
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $170,824,319
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 28        August 31
Increase in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $5,091,494       $6,091,104
-------------------------------------------------------------------------------
Net realized gain on investments                  65,823,548       98,523,013
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        99,909,277      100,325,091
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       170,824,319      204,939,208
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (6,351,658)      (6,254,830)
-------------------------------------------------------------------------------
Class B                                             (633,692)      (1,274,327)
-------------------------------------------------------------------------------
Class C                                              (53,936)         (90,447)
-------------------------------------------------------------------------------
Class M                                              (91,774)        (144,712)
-------------------------------------------------------------------------------
Class R                                                 (677)             (10)
-------------------------------------------------------------------------------
Class Y                                           (1,065,342)        (996,102)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               2,915            1,786
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                            200,127,238      (62,602,322)
-------------------------------------------------------------------------------
Total increase in net assets                     362,757,393      133,578,244

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,384,001,869    1,250,423,625
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $2,721,181 and
$5,826,766, respectively)                     $1,746,759,262   $1,384,001,869
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.21          $13.88          $12.22          $14.58          $13.08          $13.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .08 (d)         .11 (d)         .13             .12             .16             .16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.86            2.36            1.61           (2.02)           1.55             .49
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.94            2.47            1.74           (1.90)           1.71             .65
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.13)           (.14)           (.08)           (.10)           (.21)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.13)           (.14)           (.08)           (.46)           (.21)          (1.55)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.02          $16.21          $13.88          $12.22          $14.58          $13.08
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     12.01*          17.92           14.30          (13.45)          13.14            6.13
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $984,934        $731,954        $688,610        $633,088        $605,706        $331,658
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .57* (d)       1.19 (d)        1.18            1.09            1.11            1.15
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .46* (d)        .75 (d)        1.05             .86            1.10            1.32
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     26.93*          54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.93          $13.66          $12.03          $14.39          $12.92          $13.80
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .02 (d)          -- (d)(e)      .04             .02             .05             .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.83            2.31            1.59           (2.01)           1.53             .49
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.85            2.31            1.63           (1.99)           1.58             .56
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.02)           (.04)             --            (.01)           (.11)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.02)           (.04)             --            (.37)           (.11)          (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.76          $15.93          $13.66          $12.03          $14.39          $12.92
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.62*          16.97           13.55          (14.15)          12.27            5.36
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $559,003        $490,299        $424,745        $457,303        $583,543        $314,364
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .94* (d)       1.94 (d)        1.93            1.84            1.86            1.90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)             .09* (d)       (.01)(d)         .32             .12             .34             .57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     26.93*          54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.91          $13.64          $12.02          $14.39          $12.97          $13.97
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .02 (d)          -- (d)(e)      .04             .02             .04             .08
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.83            2.31            1.58           (2.00)           1.55             .46
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.85            2.31            1.62           (1.98)           1.59             .54
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.02)           (.04)             --            (.03)           (.17)           (.15)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.02)           (.04)             --            (.39)           (.17)          (1.54)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.74          $15.91          $13.64          $12.02          $14.39          $12.97
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.65*          16.98           13.48          (14.11)          12.33            5.22
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $45,614         $34,594         $31,770         $32,446         $33,093          $6,470
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .94* (d)       1.94 (d)        1.93            1.84            1.86            1.90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)             .09* (d)         -- (d) (f)     .31             .11             .26             .62
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     26.93*          54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.13          $13.81          $12.14          $14.48          $13.00          $13.88
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .04 (d)         .04 (d)         .07             .05             .09             .10
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.85            2.35            1.60           (2.00)           1.53             .49
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.89            2.39            1.67           (1.95)           1.62             .59
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.05)           (.07)             --            (.03)           (.14)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.36)             --           (1.39)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.05)           (.07)             --            (.39)           (.14)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.97          $16.13          $13.81          $12.14          $14.48          $13.00
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.71*          17.33           13.76          (13.81)          12.53            5.62
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $35,005         $29,774         $32,334         $35,610         $46,055         $26,692
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .82* (d)       1.69 (d)        1.68            1.59            1.61            1.65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .22* (d)        .25 (d)         .56             .37             .60             .81
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     26.93*          54.46           57.16           68.12           69.71           82.68
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------
                                                      Six months
                                                         ended       For the period
                                                      February 28   December 1, 2003+
Per-share                                             (Unaudited)     to August 31
operating performance                                     2005            2004
-------------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $16.18          $14.82
-------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------
Net investment income (a)                                  .06 (d)         .06 (d)
-------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                       1.87            1.44
-------------------------------------------------------------------------------------
Total from
investment operations                                     1.93            1.50
-------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------
From net
investment income                                         (.16)           (.14)
-------------------------------------------------------------------------------------
Total distributions                                       (.16)           (.14)
-------------------------------------------------------------------------------------
Redemption fees                                             -- (e)          -- (e)
-------------------------------------------------------------------------------------
Net asset value,
end of period                                           $17.95          $16.18
-------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                   11.96*          10.24*
-------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $186              $3
-------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                  .69* (d)       1.08* (d)
-------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                  .32*(d)         .37* (d)
-------------------------------------------------------------------------------------
Portfolio turnover (%)                                   26.93*          54.46
-------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------------------
                                              Six months
                                                ended                                                      For the period
                                             February 28                                                   July 3, 2001+
Per-share                                    (Unaudited)                 Year ended August 31               to August 31
operating performance                            2005            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $16.23          $13.90          $12.23          $14.59          $15.49
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                         .10 (d)         .16 (d)         .15             .15             .02
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       1.87            2.35            1.63           (2.02)           (.92)
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            1.97            2.51            1.78           (1.87)           (.90)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.17)           (.18)           (.11)           (.13)             --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --              --              --            (.36)             --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                              (.17)           (.18)           (.11)           (.49)             --
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (e)          -- (e)          --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $18.03          $16.23          $13.90          $12.23          $14.59
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          12.17*          18.19           14.67          (13.25)          (5.81)*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $122,017         $97,378         $72,965         $51,298         $28,533
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         .45* (d)        .94 (d)         .93             .84             .14*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         .59* (d)        .99 (d)        1.27            1.08             .16*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          26.93*          54.46           57.16           68.12           69.71
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.50%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class M maximum front-end sales charge will be 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2005, the value of securities loaned amounted to $43,651,215. The fund received cash collateral of $45,298,183 which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $53,757,608 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2011.

The aggregate identified cost on a tax basis is $1,462,733,243, resulting in gross unrealized appreciation and depreciation of $348,236,017 and $26,714,682, respectively, or net unrealized appreciation of $321,521,335.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 28, 2005, Putnam Management has assumed $8,256 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended February 28, 2005, the fund paid PFTC $1,838,129 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2005, the fund's expenses were reduced by $254,721 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,282, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $72,320 and $1,066 from the sale of class A and class M shares, respectively, and received $265,975 and $5,041 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received $586 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $589,478,716 and $410,296,117, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 28, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,544,447      $253,220,794
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       342,724         6,021,664
----------------------------------------------------------------
                                    14,887,171       259,242,458

Shares repurchased                  (5,392,141)      (92,442,174)
----------------------------------------------------------------
Net increase                         9,495,030      $166,800,284
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,275,948      $252,439,680
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       396,008         5,872,801
----------------------------------------------------------------
                                    16,671,956       258,312,481

Shares repurchased                 (21,111,462)     (320,389,567)
----------------------------------------------------------------
Net decrease                        (4,439,506)     $(62,077,086)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,637,703       $95,673,369
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        33,205           576,104
----------------------------------------------------------------
                                     5,670,908        96,249,473

Shares repurchased                  (4,971,431)      (84,954,425)
----------------------------------------------------------------
Net increase                           699,477       $11,295,048
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,336,935      $157,750,253
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        78,526         1,150,410
----------------------------------------------------------------
                                    10,415,461       158,900,663

Shares repurchased                 (10,738,909)     (161,109,023)
----------------------------------------------------------------
Net decrease                          (323,448)      $(2,208,360)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            665,857       $11,288,227
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,646            45,949
----------------------------------------------------------------
                                       668,503        11,334,176

Shares repurchased                    (270,981)       (4,584,072)
----------------------------------------------------------------
Net increase                           397,522        $6,750,104
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            935,873       $14,173,958
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,211            76,287
----------------------------------------------------------------
                                       941,084        14,250,245

Shares repurchased                  (1,096,202)      (16,410,055)
----------------------------------------------------------------
Net decrease                          (155,118)      $(2,159,810)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            283,519        $4,802,798
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,069            88,915
----------------------------------------------------------------
                                       288,588         4,891,713

Shares repurchased                    (187,210)       (3,199,621)
----------------------------------------------------------------
Net increase                           101,378        $1,692,092
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            628,981        $9,436,615
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,434           139,718
----------------------------------------------------------------
                                       638,415         9,576,333

Shares repurchased                  (1,133,065)      (17,175,799)
----------------------------------------------------------------
Net decrease                          (494,650)      $(7,599,466)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             10,457          $179,617
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            39               677
----------------------------------------------------------------
                                        10,496           180,294

Shares repurchased                        (310)           (5,028)
----------------------------------------------------------------
Net increase                            10,186          $175,266
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                              to August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                182            $2,828
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                10
----------------------------------------------------------------
                                           183             2,838

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               183            $2,838
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,278,421       $22,212,002
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        60,634         1,065,342
----------------------------------------------------------------
                                     1,339,055        23,277,344

Shares repurchased                    (571,241)       (9,862,900)
----------------------------------------------------------------
Net increase                           767,814       $13,414,444
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,147,677       $33,220,245
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        67,213           996,102
----------------------------------------------------------------
                                     2,214,890        34,216,347

Shares repurchased                  (1,463,696)      (22,776,785)
----------------------------------------------------------------
Net increase                           751,194       $11,439,562
----------------------------------------------------------------

At February 28, 2005, Putnam, LLC owned 69 class R shares of the fund (0.7% of class R shares outstanding), valued at $1,239.

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2005, management fees paid were reduced by $17,802 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $231,376 for the period ended February 28, 2005.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting together as a single class, as follows:

                                       Votes             Votes
                                        For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  351,082,065        15,622,118
Charles B. Curtis                  351,042,753        15,661,430
Myra R. Drucker                    351,151,144        15,553,039
Charles E. Haldeman, Jr.           350,979,606        15,724,577
John A. Hill                       351,040,950        15,663,233
Ronald J. Jackson                  351,254,461        15,449,722
Paul L. Joskow                     351,030,830        15,673,353
Elizabeth T. Kennan                350,906,062        15,798,121
John H. Mullin, III                350,923,813        15,780,370
Robert E. Patterson                351,083,286        15,620,897
George Putnam, III                 350,862,830        15,841,353
A.J.C. Smith*                      350,695,153        16,009,030
W. Thomas Stephens                 351,105,688        15,598,495
Richard B. Worley                  351,249,835        15,454,348

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     34,201,693       2,604,575       12,111,301

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     34,282,935       2,543,400       12,091,234

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     35,540,168       1,390,853       11,986,548

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted securities loans are not prohibited was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     34,835,879       1,809,995       12,271,695

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated with all funds of the Trust voting together as a single class, as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                    257,778,273      18,341,560       97,931,583

   All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended February 28, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Citigroup Global Markets, Goldman Sachs, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended February 28, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns &
Company, Credit Suisse First Boston, Investment Technology Group, JP Morgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets,
Sanford Bernstein, Standard & Poor's, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA025-220222  4/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Value Fund
Supplement to Semiannual Report dated 2/28/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/28/05

                                                                        NAV

6 months                                                              12.17%
1 year                                                                11.62
5 years                                                               86.53
Annual average                                                        13.28
10 years                                                             229.42
Annual average                                                        12.66
Life of fund (since class A inception, 1/3/95)
Annual average                                                        12.90

Share value:                                                            NAV

8/31/04                                                              $16.23
2/28/05                                                              $18.03

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1         $0.171             --                $0.171

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (7/3/01) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value and do not account for taxes. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 2/28/05

                                                  Class Y
Expenses paid per $1,000*                         $4.73
Ending value (after expenses)                     $1,121.70
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05

                                                  Class Y
Expenses paid per $1,000*                         $4.51
Ending value (after expenses)                     $1,020.33
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                       0.90%
Average annualized expense ratio for Lipper peer group+    1.16%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005